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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported): February 15, 2000
                                -----------------



                             CONSTELLATION 3D, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)



          Florida                        0-28081                 13-4064492
          -------                        -------                 ----------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)




              230 Park Avenue, Suite 453, New York, New York 10169
              ----------------------------------------------------
                (Address of principal executive offices/Zip Code)


       Registrant's telephone number, including area code: (212) 983-1107
              Former name, former address, and former fiscal year,
                         if changed since last report:



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Forward-Looking Statements

         There are forward-looking statements in this document and in Constellation 3D, Inc.'s ("C3D's") public documents to which they may refer that are subject to risks and uncertainties in addition to those set forth above. These forward-looking statements include information about possible or assumed future results of C3D's operations. Also, when any of the words "may," "will," "believe," "expect," "anticipate," "estimate," "continue" or similar expressions are used, C3D is making forward-looking statements. Many possible events or factors, including but not limited to those set forth herein, could affect future financial results and performance. This could cause C3D's results or performance to differ materially from those expressed in any forward-looking statements. These and other risks are described in C3D's other publicly filed documents and reports that are available from C3D and from the SEC.

Item 5.  Other Events

         C3D is filing this Current Report on Form 8-K to disclose that on February 15, 2000, C3D entered into a certain non-binding letter of intent to acquire Reflekt Technology, Inc., a Massachusetts corporation (the "Letter of Intent"). There is no assurance that the acquisition will be consummated. It is possible that the parties to the Letter of Intent will agree to modify or waive one or more terms and/or conditions of the Letter of Intent in accordance with such Letter of Intent. If the acquisition is consummated, it is also possible that, by agreement of the parties, one or more terms and/or conditions of any legally binding definitive acquisition agreements will differ materially from the terms and conditions of the Letter of Intent.

Item 7.  Financial Statements and Exhibits

     (a) Financial Statements

     None are being filed with this report at this time.

     (b) Pro-forma Financial Information

     None is being filed with this report at this time.

     (c) Exhibits

         99.1 Press Release dated March 1, 2000

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CONSTELLATION 3D, INC.


Date:  March 9, 2000                    By: /s/ Eugene Levich
                                            -----------------
                                            Eugene Levich,
                                            Chief Executive Officer, President
                                            and Chief Operating Officer



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                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number                     Description
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99.1                       Press Release dated March 1, 2000.